UNITED STATES
SECURITIES & EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ____ )

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☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material pursuant to § 240.14(a)-11(c) of § 240.14a-12.

HERITAGE FINANCIAL HOLDING CORPORATION
(Name of Registrant as Specified In Its Charter)

______________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HERITAGE FINANCIAL HOLDING CORPORATION
211 Lee Street NE Decatur, Alabama 35601

April 23, 2004
Dear Fellow Stockholder:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Heritage Financial Holding Corporation to be held on Tuesday, May 25, 2004, beginning at 4:00 p.m. Central Daylight Time at the Decatur Utilities Auditorium, 1002 Central Parkway, Decatur, Alabama 35601.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the 2004 Annual Meeting. In addition to the specific matters to be acted upon, there also will be a report on the operations of the Corporation. We have enclosed a copy of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003. Our directors and officers will be present to respond to any questions of general interest that stockholders may have.

It is important that your shares be represented at the 2004 Annual Meeting. Regardless of whether you plan to attend, please mark, sign, date, and return the enclosed proxy in the envelope provided as soon as possible.

We hope you are able to attend the 2004 Annual Meeting and look forward to seeing you.

Very truly yours,

/s/ Timothy A. Smalley	/s/ Larry R. Mathews

Timothy A. Smalley	Larry R. Mathews
Chairman of the Board of Directors	President and Chief
Executive Officer

HERITAGE FINANCIAL HOLDING CORPORATION
211 LEE STREET NE
DECATUR, ALABAMA 35601

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 25, 2004

To Our Stockholders:

The 2004 Annual Meeting of Stockholders (the “Annual Meeting”) of Heritage Financial Holding Corporation, a Delaware corporation (the “Corporation”), will be held at the Decatur Utilities Auditorium, 1002 Central Parkway, Decatur, Alabama, on Tuesday, May 25, 2004, at 4:00 p.m. Central Daylight Time, for the following purposes:

1.   to elect four directors to the Board of Directors for a three-year term, and one director to the Board of Directors for a one-year term;

2.   to ratify the appointment of Porter Keadle Moore, LLP, as independent auditors of the Corporation for the fiscal year ending December 31, 2004; and

3.   to transact such other business as may properly come before the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting. However, only stockholders of record at the close of business on April 15, 2004, are entitled to notice of and to vote at the Annual Meeting, or any adjournments thereof. In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting shall be open to examination of any stockholder, for any purpose relating to the Annual Meeting, during ordinary business hours at the Corporation’s principal executive offices at 211 Lee Street NE, Decatur, Alabama, from May 14 to May 24, 2004, and the list shall be available for inspection at the Annual Meeting by any stockholder who is present.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Bingham D. Edwards
Bingham D. Edwards
Secretary
DATED: April 23, 2004

YOUR VOTE IS IMPORTANT You are urged to date, sign and promptly return your proxy in the enclosed envelope.

HERITAGE FINANCIAL HOLDING CORPORATION

PROXY STATEMENT

2004 ANNUAL MEETING OF STOCKHOLDERS

We are providing this Proxy Statement in connection with the solicitation by the Board of Directors of Heritage Financial Holding Corporation, a Delaware corporation (the “Corporation,” “we,” or “us”), of proxies for use at the 2004 Annual Meeting of Stockholders of the Corporation and at any adjournment thereof (the “Annual Meeting”).

You are invited to attend our Annual Meeting on May 25, 2004, beginning at 4:00 p.m. The Annual Meeting will be held at the Decatur Utilities Auditorium, 1002 Central Parkway, Decatur, Alabama 35601.

This Proxy Statement and form of proxy are being mailed starting April 23, 2004.

All expenses of solicitation of proxies will be paid by the Corporation. The Corporation will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to the beneficial owners of shares of Common Stock of the Corporation. In addition to the use of the U.S. Postal System, proxies may be solicited by telephone, by telecopy, by other electronic means or personally by the directors, officers and employees of the Corporation, who will receive no extra compensation for their services.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

Item 1: Election of Directors

Five directors are to be elected. Our Board of Directors is divided into three classes serving staggered terms. The terms of five of the present directors expire this year, and John T. Moss, T. Gerald New, M.D., Betty B. Sims and R. Jeron Witt have been nominated for reelection for a three-year term. In addition, Larry R. Mathews has been nominated for reelection for a one-year term in order to fill a vacancy in the class of directors with terms expiring in 2005.

Your Board of Directors recommends that John T. Moss, T. Gerald New, M.D., Betty B. Sims and R. Jeron Witt be elected to serve in the class with terms expiring in 2007 and that Larry R. Mathews be elected to serve in the class with terms expiring in 2005. Each nominee has agreed to be named in this Proxy Statement and to serve if elected. We expect each nominee for election as a director to be able to serve if elected. Biographical data on these nominees and the other members of the Board of Directors is presented at page 3 of this Proxy Statement under the caption “The Board of Directors.”

If you return the enclosed proxy form, unless you otherwise direct on the proxy form, the proxy holders intend to vote your shares in favor of the above listed nominees. To be elected, a nominee must receive a plurality of the votes cast at the Annual Meeting in person or by proxy. If one or more of the nominees becomes unavailable for election or service as a director, the proxy holders will vote your shares for one or more substitutes designated by the Board of Directors, or the size of the Board of Directors will be reduced.

Item 2: Ratification of Appointment of Independent Auditors

Subject to ratification by the stockholders, the Board of Directors has appointed Porter Keadle Moore, LLP, as independent auditors to audit our financial statements for the 2004 fiscal year. Your Board of Directors recommends the ratification of Porter Keadle Moore, LLP, as the Corporation’s independent auditors.

If you return the enclosed proxy form, unless you otherwise direct on the proxy form, the proxy holders intend to vote your shares in favor of the ratification of the appointment of Porter Keadle Moore, LLP. In order to be appointed, the above-named independent auditors must receive the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy by stockholders entitled to vote on the matter.

Item 3: Other Business

We know of no other business that will be considered for action at the Annual Meeting. If any other business calling for a vote of stockholders is properly presented at the meeting, the proxy holders will vote your shares in accordance with their best judgment.

PROXY AND VOTING PROCEDURES

Stockholders Entitled to Vote

Holders of Corporation common stock, par value $0.01 per share, at the close of business on April 15, 2004, are entitled to receive this notice of Annual Meeting and Proxy Statement and to vote their shares at the Annual Meeting. As of that date, a total of 10,514,321 shares of common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Filing of Proxies

Your vote is important. You can save us the expense of a second mailing by voting promptly. Because many stockholders cannot attend the Annual Meeting in person, it is necessary that a large number be represented by proxy. Please mark your proxy, date and sign it, and return it in the postage-paid envelope provided. The proxy holders will vote all properly completed proxies in accordance with the instructions appearing on such proxies.

Revocation of Proxies

You can revoke your proxy at any time before it is exercised by:

written notice to the Secretary of the Corporation at the principal executive offices of the Corporation;
timely delivery of a valid, later-dated proxy to the Secretary of the Corporation at the principal executive offices of the Corporation; or
voting by ballot at the Annual Meeting.

Voting at the Annual Meeting

Mailing your proxy will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

All shares that have been properly voted and not revoked will be voted at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

List of Stockholders

The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for a period of ten days prior to the date of the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m., at our principal executive offices at 211 Lee Street NE, Decatur, Alabama, by contacting the Secretary of the Corporation.

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Required Vote

The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner.

The election of directors requires a plurality of the votes cast by the holders of the Corporation’s common stock. A “plurality” means that the individuals who receive the largest number of votes cast are elected as directors, up to the maximum number of directors to be chosen at the Annual Meeting. Only votes “for” or “withhold” affect the outcome. Abstentions and broker “non-votes” are not counted for purposes of the election of directors.

The ratification of the appointment of Porter Keadle Moore, LLP as independent auditors of the Corporation requires the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy by stockholders entitled to vote on the matter. Only votes “for” or “against” affect the outcome, and therefore abstentions and broker “non-votes” are not counted for purposes of the ratification of the appointment of independent auditors.

At the date this Proxy Statement went to press, we did not know of any other matters to be raised at the Annual Meeting. Except as otherwise provided by law, other matters voted on at the Annual Meeting will be determined by the majority of votes cast at the Annual Meeting in person or by proxy by stockholders entitled to vote on the matter. As to matters requiring the vote of a majority of the shares either present or outstanding, and entitled to vote on the matter, abstentions and broker “non-votes” have the same effect as a vote against the matter (unless the broker does not have discretionary authority to vote under Delaware law).

THE BOARD OF DIRECTORS

The following pages present information about the persons who comprise our Board of Directors, including the five nominees for reelection. The biographical information presented below for the director nominees and for directors continuing in office is based upon information we received from the nominees and directors.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
FOR A THREE-YEAR TERM EXPIRING IN 2007

NAME AND AGE	POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS

John T. Moss (60) Director since 1998	John T. Moss has been the President of Moss Lumber Industries, Inc. in Gurley, Alabama since 1971. He is also a member of the Board of Trustees of Memphis Theological Seminary.

T. Gerald New, M.D. (62) Director since 1995	T. Gerald New, M.D. is associated with Decatur OB-GYN Associates, P.C.

Betty B. Sims (66) Director since 1995
Betty B. Sims is the President and owner of Scrumptious, Inc., and a director and part owner of Rising Sun, Inc. in Decatur, Alabama. Ms. Sims is Past President of the Board of Trustees of Decatur General Hospital Foundation, a board member of Hospice of Morgan County, and a board member of the Volunteer Bureau. She is also President and Chairperson of Committee for New Healing House for the Community Grief Center.

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R. Jeron Witt (61) Director since 1995
R. Jeron Witt was the founder, President and Chief Executive Officer of Cell-Pak, Inc. in Decatur, Alabama from 1977 until the sale of that company in December 2000. He is currently a consultant to that company.

NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS
TO FILL A VACANCY WITH A TERM EXPIRING IN 2005

NAME AND AGE	POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS

Larry R. Mathews (51) Director since 2003
Larry R. Mathews currently serves as President and Chief Executive Officer of the Corporation and Heritage Bank. Mr. Mathews joined Heritage Bank as President in 2002. He served as Chief Executive Officer of The Bank in Birmingham, Alabama from 2000 through 2001. Prior to his employment with The Bank, he served as Alabama Regional President of BancorpSouth Bank from 1998 to 1999 and as President and Chief Executive Officer of Highland Bank from 1991 to 1998, prior to its acquisition by BancorpSouth. Mr. Mathews is involved with numerous civic groups, including the Alabama Symphonic Association, Prescott House and the Boy Scouts of America.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
WITH TERMS EXPIRING IN 2005

NAME AND AGE	POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS

Bingham D. Edwards (61) Director since 1995
Bingham D. Edwards has been Secretary of Heritage Financial Holding Corporation and Heritage Bank since 1995. Mr. Edwards has been an attorney in private practice in Decatur, Alabama since 1971. He is a member of the Alabama State Bar, and the Morgan County and American Bar Associations.

Timothy A. Smalley (49) Director since 1995
Timothy A. Smalley has been the Chairman of the Board of Directors since 1995 and served as Interim Chief Financial Officer of Heritage Financial Holding Corporation from April 2002 until July 2002. He is a certified public accountant and has been a shareholder and director of Byrd, Smalley, Evans & Adams P.C. in Decatur, Alabama from 1988 to the present.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
WITH TERMS EXPIRING IN 2006

NAME AND AGE	POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS

Lenny L. Hayes (59) Director since 1995
Lenny L. Hayes was President and General Manager of Hayes Specialty Electronics, Inc., a consumer electronics retail and wholesale dealer in Decatur, Alabama, from 1984 to 1998. He currently is involved in real estate development and other investments.

Neal A. Holland, Jr. (48) Director since 1995
Neal A. Holland has been President of Holland Company, Inc., a diversified sand, stone and trucking company in Decatur, Alabama, since 1979. He is also the owner and President of Cedar Ridge Golf Course, Inc.

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Harold B. Jeffreys (60) Director since 1995
Harold B. Jeffreys served as Interim President and Chief Executive Officer of the Corporation from March 2002 until September 2003. Mr. Jeffreys is also a consultant and was the founder and served as Chairman of the Board of Directors and in various executive positions of Applied Research, Inc., in Huntsville, Alabama from 1980 until its sale in 1994. He and his son currently operate Cedar Lake Farms, and he is also involved in other investments.

Larry E. Landman (60) Director since 1998	Larry E. Landman is the co-founder, in 1975, and President of L&L Lumber Co., Inc., the President of Huntsville Wood Products, and the President of Timber Properties, Inc.

Vernon A. Lane (66) Director since 1995
Vernon A. Lane was President and Chief Executive Officer of MidSouth Testing, Inc., an environmental testing firm in Decatur, Alabama, from 1979 to 1999. He currently is the owner of a development company, City View Estates, and a farming operation, City View Farms.

GOVERNANCE OF THE CORPORATION

Committees of the Board of Directors

The Board of Directors of the Corporation currently has four committees: the Executive Committee, the Audit Review Committee, the Compensation Committee and the Nominating Committee.

Executive Committee. The Executive Committee is authorized, between meetings of the Board of Directors, to perform all duties and exercise the authority of the Board, except for those duties and authorities delegated to other committees of the Board or that are exclusively reserved to the Board by our bylaws or by statute. The following directors are members of the Executive Committee: Messrs. Holland, Jeffreys, Landman, Lane, Mathews, Smalley and Witt. During the 2003 fiscal year, there were fifteen (15) meetings of the Executive Committee.

Audit Review Committee. Our Board of Directors has a standing Audit Review Committee currently composed of three directors: Lenny L. Hayes, Timothy A. Smalley and R. Jeron Witt (Chair). During the 2003 fiscal year, there were twelve (12) meetings of the Audit Review Committee. All of the members of the Audit Review Committee are independent, as required by the Securities Exchange Act of 1934, as amended, and rules promulgated by the Securities and Exchange Commission. Each of the directors is also independent, as independence is defined by Rule 4200(a)(15) of the NASDAQ listing standards. Our Board of Directors considered Mr. Smalley’s service to the Corporation as interim Chief Financial Officer from April 9, 2002 until July 11, 2002, and determined that his service did not impair his independence.

On April 14, 2004, the Board of Directors determined that Timothy A. Smalley is qualified as an audit committee financial expert within the meaning of SEC regulations.

The Audit Review Committee adopted an Amended and Restated Audit Review Committee Charter on April 8, 2003, a copy of which is attached to this Proxy Statement as Appendix A. Under the terms of its Charter, the role of the Audit Review Committee is to assist the Board in its oversight of (1) the integrity of the Corporation’s financial statements, (2) the Corporation’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Corporation’s internal audit function and outside auditors. The Audit Review Committee’s responsibilities include:

•    sole authority to appoint, retain, discharge and replace the independent auditors;

•   pre-approval of audit and non-audit services provided to the Corporation by the independent auditors;

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•   evaluation of the performance and independence of the independent auditors;

•   review of the Corporation’s audited financial statements;

•   review of all major financial reports in advance of filing, including Forms 10-K and 10-Q; and

•   review and evaluate the Corporation’s internal control procedures and policies on risk-management.

The Audit Review Committee also performs a number of other review functions related to auditing our financial statements and reviewing our internal controls. The Audit Review Committee Report is presented at page 20 of this Proxy Statement under the caption “2003 Audit Review Committee Report.”

Compensation Committee. The Compensation Committee is responsible for reviewing the performance of the officers of the Corporation and recommending to the Board of Directors annual salary and bonus amounts for all officers of the Corporation. The charter of the Compensation Committee describes the duties and functions of the Compensation Committee in detail, and is attached to this Proxy Statement as Appendix B. The Compensation Committee is currently composed of the following directors: Lenny L. Hayes, Neal A. Holland, Jr., Harold B. Jeffreys, John T. Moss, T. Gerald New, Timothy A. Smalley and Betty B. Sims. During the 2003 fiscal year, there were two (2) meetings of the Compensation Committee. The Compensation Committee Report is presented at page 16 of this Proxy Statement under the caption “Compensation Committee Report on Executive Compensation.”

Each of the current members of the Compensation Committee is “independent” within the meaning of SEC regulations, with the exception of Mr. Jeffreys.

Nominating Committee. The Nominating Committee is responsible for making recommendations on candidates for the Board, director compensation and corporate governance. The charter of the Nominating Committee describes the duties and functions of the Nominating Committee in detail, and is attached to this Proxy Statement as Appendix C. The following directors are current members of the Nominating Committee: Harold Jeffreys (Chair), Neal A. Holland, Jr., Lenny L. Hayes, Larry E. Landman and Vernon A. Lane. Prior to February 2004, the members of the Nominating Committee were John T. Moss, T. Gerald New, Betty B. Sims and R. Jeron Witt. During the 2003 fiscal year, there was one (1) meeting of the Nominating Committee.

With the exception of Harold Jeffreys, all of the current members of the Nominating Committee are “independent” within the meaning of the SEC regulations and Rule 4200 of the NASDAQ listing standards.

Selection of Board Nominees

Our Bylaws provide that nominations for the office of director may be made by stockholders only if written notice of such proposed nominations are delivered to or mailed and received at our principal executive offices in a timely manner, generally between 60 to 90 days prior to the meeting at which the election is to be held. Any written nomination must include (1) the proposed nominee’s name, age, business address, and residence address, (2) the proposed nominee’s principal occupation or employment, (3) the amount of Corporation stock beneficially owned by the proposed nominee and (4) any other information relating to the proposed nominee that is required to be disclosed in proxy solicitations pursuant to federal securities laws. The nominating stockholder must also provide certain information, including (1) name and address, (2) the amount of Corporation stock beneficially owned by the stockholder, (3) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (4) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in such notice, and (5) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors pursuant to federal securities laws. Each nomination must be accompanied by a written consent of the proposed nominee to be named as a nominee and to serve as a director, if elected. We may require any proposed nominee to furnish additional information in order to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

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The Nominating Committee identifies and evaluates Board candidates using one or more informal processes deemed appropriate for the circumstances. A determination of whether to pursue discussions with a particular individual is made after discussion by the Committee and may be preceded by formal or informal discussions involving one or all of the other Board members. Information considered by the Committee may include information provided by the candidate, management and one or more Committee or Board members. The Committee seeks candidates whose qualifications, experience and independence complement those of existing Board members; however, the members of the Committee do not have specific minimum qualifications, qualities or skills that they believe are necessary for one or more of the Corporation’s directors to possess. Once appropriate candidates have been identified, the Committee recommends nominations to our Board.

Director Attendance

The Board of Directors held a total of fourteen (14) meetings during the 2003 fiscal year. All of the directors attended at least 75% of the aggregate of (i) the total number of Board of Directors’ meetings and (ii) the total number of meetings held by all Board committees on which he or she served during the period for which he or she was serving as a director or committee member, with the exception of Ms. Sims and Mr. Edwards, who attended 69% and 71%, respectively, of the meetings of the Board and committees on which they served. We believe that attendance at meetings is only one means by which directors may contribute to the effective management of the Corporation and that the contributions of all directors have been substantial. We do not have a formal policy with respect to director attendance at the Annual Meeting; however, all of our directors attended the 2003 Annual Meeting of stockholders with the exception of Ms. Sims.

Communication with the Board of Directors

Our Board has not implemented a defined process for stockholders to send communications to the Board. Based on past experience, we expect to receive and respond to stockholder communications in a variety of ways. Stockholders that wish to contact Board members directly may send correspondence to our offices at 211 Lee Street NE, Decatur, Alabama 35601, addressed to the Board of Directors or any of our Board members, and we will forward the correspondence to the appropriate Board member or members.

Director Compensation

Director compensation was suspended for the months of October 2002 through February 2003. For the months of March through December of the 2003 fiscal year, non-employee directors of the Corporation received a $500 per month retainer, and the Chairman of the Board received a $750 per month retainer. Additionally, during such period, non-employee directors received $250 for every meeting of the Board of Directors they attend, regardless of whether the meeting involved the entire Board of Directors or a committee of the Board of Directors. Maximum monthly compensation for non-employee directors was $750, with the maximum monthly compensation for the Chairman of the Board capped at $1,000. Directors are also eligible to receive stock options under the Corporation’s Incentive Stock Compensation Plan. The Corporation’s Incentive Stock Compensation Plan is discussed below in greater detail under the caption “Incentive Stock Compensation Plan.”

Code of Ethics

The Corporation has adopted a Code of Ethics, which applies to all the Company’s employees, including the Corporation’s Chief Executive Officer and Chief Financial Officer. A copy of the Corporation’s Code of Ethics is attached to this Proxy Statement as Appendix D. The Corporation intends to satisfy the requirement that amendments to and waivers from its Code of Ethics that apply to its principal executive officers be publicly disclosed by filing any such amendments or waivers under Item 10 of Form 8-K.

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SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth, to the best of our knowledge, certain information regarding beneficial stock ownership of the Corporation as of April 15, 2004, by: (a) each director and named executive officer of the Corporation, (b) all directors and officers as a group, and (c) each stockholder known by us to be a beneficial owner of more than 5% of the outstanding Common Stock. Except as otherwise indicated, each person or entity listed below has sole voting and investment power with respect to all shares shown to be beneficially owned by such person or entity except to the extent such power is shared by a spouse under applicable law.

NAME	POSITION HELD	NUMBER OF SHARES OF THE CORPORATION COMMON STOCK		PERCENTAGE OF COMMON STOCK OWNED (1)(2)

Timothy A. Smalley	Chairman of the Board	234,050	(3)	2.20%
Harold B. Jeffreys	Director	835,922	(4)	7.91
Bingham D. Edwards	Secretary and Director	284,142	(5)	2.68
William M. Foshee	Chief Financial Officer	68,333	(6)	*
Robert Harwell	Regional Resident-North Alabama	50,150	(7)	*
Lenny L. Hayes	Director	234,000	(8)	2.20
Michael Hockman	Senior Lender – North Alabama	37,000	(9)	*
Neal A. Holland, Jr	Director	844,474	(10)	7.99
Larry E. Landman	Director	258,000	(11)	2.43
Vernon A. Lane	Director	381,839	(12)	3.61
Larry A. Mathews	President and Chief Executive Officer and Director	267,350	(13)	2.53
John T. Moss	Director	213,000	(14)	2.02
T. Gerald New, M.D	Director	357,000	(15)	3.37
Don H. Pruett	Executive Vice President and Chief Lending Officer	80,000	(16)	*
Betty B. Sims	Director	276,000	(17)	2.60
R. Jeron Witt	Director	375,499	(18)	3.55
All executive officers and Directors as a group (16 persons)		4,796,759		41.81
Reginald D. Gilbert 1515 Woodland Street, N.E Decatur, Alabama 35601	Former Chief Executive Officer	531,343		5.05

*Denotes less than one percent.
------------------------

(1)
Except as otherwise noted herein, percentage is determined on the basis of 10,514,321 shares of Common Stock outstanding plus securities deemed outstanding pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended. Under Rule 13d-3, a person is deemed to be a beneficial owner of any security owned by certain family members and any security of which that person has the right to acquire beneficial ownership within 60 days, including, without limitation, shares of Corporation common stock subject to currently exercisable options.

(2)
Percentage for each named individual is calculated by treating any shares subject to options that are held by the named individual and that are exercisable within the next 60 days as if outstanding, but treating such option shares held by others and treating shares subject to options held by the named individual but not exercisable within 60 days as not outstanding.

(3)	Includes 108,000 shares subject to options exercisable within 60 days. Also includes 10 shares of common stock held in the name of Mr. Smalley’s minor son.

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(4)	Includes 54,000 shares subject to options exercisable within 60 days. Also includes 301,919 shares owned by Mr. Jeffreys’ wife, 30,000 shares owned by his daughter and 31,000 shares owned by his son.
(5)	Includes 90,000 shares subject to options exercisable within 60 days.
(6)	Includes 8,333 shares subject to options exercisable within 60 days. Also includes 32,000 shares held by Mr. Foshee’s IRA and 18,000 shares held by an IRA for the benefit of Mr. Foshee’s spouse.
(7)	Includes 20,000 shares subject to options exercisable within 60 days.
(8)	Includes 108,000 shares subject to options exercisable within 60 days.
(9)	Includes 16,000 shares subject to options exercisable within 60 days.
(10)
Includes 54,000 shares subject to options exercisable within 60 days. Also includes 5,400 shares owned by Mr. Holland’s wife, 30,000 shares held by a family limited partnership, Holland Limited Partnership, and 694,674 shares owned by a family limited partnership, Holland, L.P.

(11)
Includes 108,000 shares subject to options exercisable within 60 days. Also includes 400 shares owned by Mr. Landman’s daughter, 2,000 shares held in trust for his son, and 2,000 shares held in trust for his daughter. Mr. Landman serves as the sole trustee for both trusts.

(12)	Includes 54,000 shares subject to options exercisable within 60 days. Also includes 50,004 shares owned by Mr. Lane’s wife.
(13)	Includes 48,000 shares subject to options exercisable within 60 days. Also includes 149,700 shares held by Summit, LLC, a company owned by Mr. Mathews, and 59,800 shares held by Mr. Mathews’ IRA.
(14)	Includes 54,000 shares subject to options exercisable within 60 days.
(15)	Includes 72,000 shares subject to options exercisable within 60 days. Also includes 15,000 shares owned by Dr. New’s wife.
(16)	Includes 20,000 shares subject to options exercisable within 60 days.
(17)	Includes 90,000 shares subject to options exercisable within 60 days. Also includes 90,400 shares owned by Mrs. Sims’ husband.
(18)	Includes 54,000 shares subject to options exercisable within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and Directors and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Officers, directors and beneficial owners of more than 10% of the Common Stock are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms that they file. In fiscal 2003, each of Messrs. Harwell, Lane, Pruett and Smalley failed to timely file Form 4s reflecting transactions in Corporation Common Stock. Based on a review of the copies of Forms 3, 4 and 5 furnished to the Corporation, or written representations that no reports on Form 5 were required, we believe that during the 2003 fiscal year, all of our officers, directors and greater-than-10% beneficial owners complied with all other applicable filing requirements in a timely manner with the exception of those instances disclosed above.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents certain information concerning compensation paid or accrued for services rendered to the Corporation in all capacities during the years ended December 31, 2003, 2002 and 2001, for each person who served as chief executive officer during 2003 and the four other most highly compensated executive officers of the Corporation who were employed with the Corporation at year end. These executive officers are referred to collectively as the “named executive officers.”

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Annual Compensation
Long-Term Compensation Awards

Name and Principal Position	Year	Salary $	Bonus $	Securities Underlying Options (#)	Other Annual Compensation (1)

Harold B. Jeffreys (2) Interim President and Chief Executive Officer	2003 2002 2001	8,500 75,610 --	0 0 --	-- -- --	3,325 4,978 --
Larry R. Mathews (3) President and Chief Executive Officer	2003 2002 2001	185,000 35,102 --	0 0 --	-- -- --	28,557 605 --
William M. Foshee (4) Chief Financial Officer	2003 2002 2001	110,805 15,000 --	0 0 --	-- -- --	16,714 1,248 --
Don H. Pruett (5) Executive Vice President and Chief Lending Officer	2003 2002 2001	130,833 23,208 -- --	10,000 0 -- --	-- -- -- --	11,307 898 -- --
Robert Harwell (6) Regional President – North Alabama	2003 2002 2001	137,846 -- --	85,000 -- --	-- -- --	9,768 -- --
Michael Hockman (7) Sr. Lender – North Alabama	2003 2002 2001	137,846 -- --	85,000 -- --	-- -- --	8,434 -- --

------------------------

(1)
Represents the dollar value of board fees received, insurance premiums paid by the Corporation with respect to life, health, dental and disability insurance for the benefit of the named executive officer, the Corporation’s contributions to these named executive officers’ 401(k) accounts, and other remunerations including tax reimbursements.

(2)
Mr. Jeffreys was named Interim President and Chief Executive Officer on March 25, 2002 and stepped down on September 9, 2003. All other compensation for Mr. Jeffreys in 2003 includes $3,325.37 in health and dental insurance premium payments.

(3)
Mr. Mathews was named President and Chief Executive Officer of the Corporation on September 9, 2003. He has served as President and Chief Executive Officer of Heritage Bank since 2002. All other compensation for Mr. Mathews in 2003 includes $11,220.82 401(k) match, $3,760.80 life insurance premium payments, $4,334.81 disability insurance premium payments, $20 flexible benefits plan, $1,813.80 country club dues and $7,407 automobile allowance.

(4)
Mr. Foshee was named Chief Financial Officer on May 23, 2003. All other compensation for Mr. Foshee in 2003 includes $6,844.10 401(k) match, $4,692.26 health and dental insurance premium payments, $1,410.40 life insurance premium payments, $782.52 disability insurance premium payments, $20 flexible benefits plan and $2,665 automobile allowance.

(5)
Mr. Pruett was named Executive Vice President and Chief Lending Officer of Heritage Bank on October 25, 2002. All other compensation for Mr. Pruett in 2003 includes $8,299.86 401(k) match, $442.38 dental insurance premium payments, $488.40 life insurance premium payments, $840.78 disability insurance premium payments and $1,316 automobile allowance.

(6)
Mr. Harwell was named Regional President, North Alabama of Heritage Bank on January 6, 2003. All other compensation for Mr. Harwell in 2003 includes $4,692.26 health and dental insurance premium payments, $522 life insurance premium payments, $825.96 disability insurance premium payments, $588.80 country club dues and $3,140 automobile allowance.

(7)
Mr. Hockman was named Senior Lender, North Alabama of Heritage Bank on January 6, 2003. All other compensation for Mr. Hockman in 2003 includes $4,692.26 health and dental insurance premium payments, $402 life insurance premium payments, $825.96 disability insurance premium payments, $588.80 country club dues and $1,925 automobile allowance.

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Option Grants in Last Fiscal Year

Table 2
Option/SAR Grants in Last Fiscal Year

Name	Number of Securities Underlying Options/ SARs Granted (#)	Percent of Total Options/SARs Granted to Employees In Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Present Value ($)(1)

(a)	(b)	(c)	(d)	(e)	(f)
Harold B. Jeffreys	0	--	--	--	--

Larry R. Mathews	120,000	25.97%	$3.34	12/17/2012	$106,800

William M. Foshee	25,000	5.41%	$3.34	5/23/2013	$22,250

Don H. Pruett	50,000	10.82%	$3.34	12/17/2012	$44,500

Robert Harwell	50,000	10.82%	$3.34	12/17/2012	$44,500

Michael Hockman	40,000	8.66%	$3.34	12/17/2012	$35,600

------------------------

(1)   The fair value of options granted in 2003 is estimated as $0.89 per share on the date of grant using the Minimum Value options-pricing model with a risk-free interest rate of 4%, a dividend yield of 0% and an expected life of eight years.

Aggregated Option Exercises in Last Fiscal Year and December 31, 2003 Option Values

The following table provides certain information concerning the number and intrinsic value of the options held by the named executive officers at December 31, 2003. Year-end values are based on the difference between the appraisal of fair market value of Common Stock at December 31, 2003 obtained in connection with certain employee benefit plans (which was $4.05) and the exercise price of such option. They do not reflect the actual amounts, if any, which may be realized upon the future exercise of remaining stock options and should not be considered indicative of future stock performance. During the year 2003, Common Stock was traded in privately negotiated transactions at prices which ranged from $3.50 to $8.00 per share.

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number Of Securities Underlying Unexercised Options At Fiscal Year-End (#) Exercisable/Unexercisable	Value Of Unexercised In-The- Money Options At Fiscal year-End ($) Exercisable/Unexercisable

Harold B. Jeffreys	120,000	$600	54,000/36,000	38,340/25,560
Larry R. Mathews	--	--	48,000/72,000	34,080/51,120
William M. Foshee	--	--	8,333/16,667	5,917/11,833
Don H. Pruett	--	--	20,000/30,000	14,200/21,300
Robert Harwell	--	--	20,000/30,000	14,200/21,300
Michael Hockman	--	--	16,000/24,000	11,360/17,040

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Employment Agreements and Other Arrangements

On March 25, 2002, the Board of Directors elected Harold B. Jeffreys, a director of the Corporation, to the position of Interim President and Chief Executive Officer. Mr. Jeffreys did not have an employment agreement, but rather, the Board of Directors initially authorized that he will be compensated by the Corporation at a rate of $180,000 per year, payable on a semi-monthly basis, with no eligibility for a bonus. As of November 1, 2002, the Board of Directors reduced the authorized compensation to Mr. Jeffreys to a rate of $12,000 per year. On September 9, 2003, Mr. Jeffreys stepped down as Interim President and Chief Executive Officer when Mr. Larry R. Mathews was named to that position.

The Corporation and Heritage Bank entered into an employment agreement with Mr. Mathews on January 23, 2003, effective as of October 23, 2002, pursuant to which Mr. Mathews is employed as President and Chief Executive Officer of Heritage Bank. Mr. Mathews was subsequently named President and Chief Executive Officer of the Corporation on September 9, 2003. The employment agreement has an initial term of three years, which may be renewed annually by mutual agreement of the parties for one additional year on each anniversary of the effective date of the agreement. The employment agreement provides that within 180 days after the effective date of the agreement the Corporation will grant to Mr. Mathews an option to purchase up to 120,000 shares of Common Stock of the Corporation under the Incentive Stock Compensation Plan of the Corporation.

In the event of the termination of Mr. Mathews by the Corporation or the Bank for Cause, by Mr. Mathews other than for Good Reason, or upon the death or Disability of Mr. Mathews (Cause, Good Reason and Disability as defined in Mr. Mathews’ employment agreement), Mr. Mathews will be entitled to receive only Base Salary (as defined in his employment agreement) earned but unpaid at the time of termination, expenses otherwise reimbursable under the employment agreement that have been incurred by, but not yet reimbursed to, Mr. Mathews as of the time of termination, any earned but unpaid incentive awards due, and group health coverage required to be continued by applicable law.

In the event of the termination of Mr. Mathews by the Corporation or the Bank other than for Cause, or by Mr. Mathews for Good Reason (which includes in the event of a Change of Control (as defined in Mr. Mathews’ employment agreement)), then the Bank shall pay to Mr. Mathews the compensation described in the preceding paragraph and an additional payment in an aggregate amount equal to two times his Base Salary (as defined in his employment agreement); provided that at the election of the Corporation and the Bank, the additional payment may be reduced to an amount equal to one times the Base Salary if the noncompetition period (as described below) is reduced to a period of one year. In addition, options granted to Mr. Mathews pursuant to his employment agreement will become fully vested immediately upon the effective time of his termination for the reasons described in this paragraph.

Mr. Mathews’ employment agreement also contains a noncompetition clause whereby Mr. Mathews has agreed that, for a period following a termination of his employment under the agreement, he shall not work or perform services as a consultant to, or serve as a member of management or as an employee of any financial institution whose deposits are insured by the Federal Deposit Insurance Corporation (the “FDIC”) in any county where the Corporation, the Bank or any of their majority-owned subsidiaries has a bank branch that accepts deposits insured by the FDIC at the time of the termination or in Shelby County, Alabama. The noncompetition period shall be two years following a termination by Mr. Mathews for Good Reason or by the Corporation or the Bank for a reason other than Cause, and shall be one year following a termination for any other reason. However, the noncompetition restrictions shall not apply after a Change of Control (as defined in Mr. Mathews’ employment agreement, which definition includes, among other things, the appointment of an individual as chief executive officer of the Corporation if such individual is not Mr. Mathews, a member of the Board of Directors of the Corporation as of the effective date of the employment agreement, or an individual mutually agreed upon by Mr. Mathews and the Corporation).

The Corporation and Mr. William M. Foshee entered into an employment agreement on June 10, 2003, effective May 23, 2003, pursuant to which Mr. Foshee was named as the Corporation’s Chief Financial Officer. The employment agreement has an initial term of three years, which may be renewed annually by mutual agreement of the parties for one additional year on each anniversary of the effective date of the agreement. The employment agreement provides that within 180 days after the effective date of the agreement the Corporation will grant to Mr.

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Foshee an option to purchase up to 25,000 shares of Common Stock of the Corporation under the Incentive Stock Compensation Plan of the Corporation.

In the event of termination of Mr. Foshee’s employment by the Corporation for Cause, by Mr. Foshee other than for Good Reason, or upon the death or Disability of Mr. Foshee (Cause, Good Reason and Disability as defined in Mr. Foshee’s employment agreement), Mr. Foshee will be entitled to receive only Base Salary (as defined in his employment agreement) earned but unpaid at the time of termination, expenses otherwise reimburseable under the employment agreement that have been incurred by, but not yet reimbursed to, Mr. Foshee as of the time of termination, any earned but unpaid incentive awards due, and group health coverage required to be continued by applicable law.

In the event of the termination of Mr. Foshee by the Corporation other than for Cause, or by Mr. Foshee for Good Reason (which includes in the event of a change of control (as defined in Mr. Foshee’s employment agreement)), then the Corporation shall pay to Mr. Foshee the compensation described in the preceding paragraph and an additional payment in an aggregate amount equal to two times his Base Salary; provided that at the election of the Corporation, the additional payment may be reduced to an amount equal to one times the Base Salary if the noncompetition period (as described below) is reduced to a period of one year. In addition, options granted to Mr. Foshee pursuant to his employment agreement will become fully vested immediately upon the effective time of his termination for the reasons described in this paragraph.

Mr. Foshee’s employment agreement also contains a noncompetition clause whereby Mr. Foshee has agreed that, for a period following termination of his employment under the agreement, he shall not work or perform services as a consultant to, or serve as a member of management or as an employee of any financial institution whose deposits are insured by the Federal Deposit Insurance Corporation (the “FDIC”) in any county where the Corporation, the Bank or any of their majority-owned subsidiaries has a bank branch that accepts deposits insured by the FDIC at the time of the termination or in Shelby County, Alabama. The noncompetition period shall be two years following a termination by Mr. Foshee for Good Reason or by the Corporation for a reason other than Cause, and shall be one year following a termination for any other reason. However, the noncompetition restrictions shall not apply after a Change of Control.

Heritage Bank has entered into an employment agreement with Mr. Pruett in February 2003, effective as of October 25, 2002, pursuant to which Mr. Pruett is employed as Executive Vice President and Chief Lending Officer of the Bank. The employment agreement has an initial term of three years and may be renewed annually by mutual agreement of the parties for one additional year on each anniversary of the effective date of the agreement. The employment agreement provides that within 180 days after the effective date of the agreement the Corporation will grant to Mr. Pruett an option to purchase up to 50,000 shares of Common Stock of the Corporation under the Incentive Stock Compensation Plan of the Corporation.

Mr. Pruett’s employment agreement contains termination provisions comparable to those described above for Mr. Foshee’s agreement. Mr. Pruett’s employment agreement also contains a noncompetition clause that is the same as the noncompetition clause described above for Mr. Foshee’s agreement.

Heritage Bank has entered into an employment agreement with Mr. Harwell, effective January 6, 2003, pursuant to which Mr. Harwell is employed as regional President of North Alabama. The employment agreement has an initial term of three years and may be renewed annually by mutual agreement of the parties for one additional year on each anniversary of the effective date of the agreement. The employment agreement provides that within 180 days after the effective date of the agreement the Corporation will grant to Mr. Harwell an option to purchase up to 50,000 shares of Common Stock of the Corporation under the Incentive Stock Compensation Plan of the Corporation.

Mr. Harwell’s employment agreement contains termination provisions comparable to those described above for Mr. Foshee’s agreement. Mr. Harwell’s agreement also contains a noncompetition clause that is the same as the noncompetition clause described above for Mr. Foshee’s agreement.

Heritage Bank has entered into an employment agreement with Mr. Hockman, effective January 6, 2003, pursuant to which Mr. Hockman is employed as Senior Lender - North Alabama. The employment agreement has

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an initial term of three years and may be renewed annually by mutual agreement of the parties for one additional year on each anniversary of the effective date of the agreement. The employment agreement provides that within 180 days after the effective date of the agreement the Corporation will grant to Mr. Hockman an option to purchase up to 40,000 shares of Common Stock of the Corporation under the Incentive Stock Compensation Plan of the Corporation.

Mr. Hockman’s employment agreement contains termination provisions comparable to those described above for Mr. Foshee’s agreement. Mr. Hockman’s agreement also contains a noncompetition clause that is the same as the noncompetition clause described above for Mr. Foshee’s agreement.

Certain Relationships and Related Transactions

On March 26, 2003, the Corporation commenced a private placement of up to 1,000,000 shares of common stock, for a purchase price of $3.34 per share, to a limited number of investors, including certain directors and officers of the Corporation and its subsidiary Heritage Bank. The purchase price of $3.34 per share was determined by the Board of Directors of the Corporation to be the fair market value of a share of common stock of the Corporation, which determination was based upon an appraisal by an investment banking firm engaged by the Corporation. The shares to be issued in the private placement have not been registered under the Securities Act of 1933 with the Securities and Exchange Commission or under the securities laws of any state, and are restricted securities within the meaning of Rule 144 of the Securities Act of 1933. As a result, absent an effective registration statement, the shares are subject to a one-year holding period from the date of acquisition of the securities and any resale of such securities in reliance upon the safe harbor provisions of Rule 144. Following such one-year holding period the shares may be sold pursuant to the provisions of Rule 144. Purchasers of the shares in the private placement will be entitled to “piggy-back” registration rights, but no demand registration rights. The officers, directors and affiliates thereof who participated in the private placement, and the number of shares purchased by each, is set forth below:

Name	Position	Number of Shares Purchased

Harold B. Jeffreys	Interim Chief Executive Officer	--
Larry R. Mathews	President and Chief Executive Officer	209,500(1)
William M. Foshee	Chief Financial Officer	60,000(2)
Don H. Pruett	Executive Vice President and Chief Lending Officer of subsidiary Heritage Bank	60,000
Robert Harwell	President of North Alabama of subsidiary Heritage Bank	30,000
Michael Hockman	Senior Lender of North Alabama of subsidiary Heritage Bank	21,000

------------------------

(1)	Mr. Mathews purchased 149,700 shares through Summit, LLC, a company owned by him, and purchased 59,800 shares through his IRA.
(2)	Includes 32,000 shares held by Mr. Foshee’s IRA and 18,000 shares held by an IRA for the benefit of Mr. Foshee’s spouse.

On October 30, 2002, the Corporation entered into a Loan Agreement with First Tennessee Bank National Association, pursuant to which the Corporation has borrowed $7.5 million. As part of such loan arrangement, each of the directors of the Corporation executed a personal guaranty agreement as security for such loan. Each of these personal guaranty agreements was still in effect as of December 31, 2003.

Certain directors and executive officers of the Corporation and their affiliated interests were customers of and had transactions with the Corporation in the ordinary course of business during fiscal year 2003. None of such business transactions exceeded $60,000 in the aggregate for any director or executive officer for 2002 or 2003. Additional transactions may be expected to take place in the future. In addition, such persons have one or more outstanding loans and commitments of the Corporation, including the loans described above, all of which were made

14

in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

During fiscal year 2003, the Corporation retained Mr. Edwards’ law firm for certain matters, but legal fees paid by the Corporation to the law firm did not exceed $60,000.

Except as set forth above, there were not during the year 2003 and there are no existing or proposed direct or indirect material transactions between the Corporation and any of its officers, directors or any affiliate of the foregoing, except in the ordinary course of the Corporation’s business.

Compensation Committee Interlocks and Insider Participation

Messrs. Hayes, Holland, Jeffreys, Moss, New and Smalley and Mrs. Sims comprise the Compensation Committee. With the exception of Mr. Jeffreys who previously held an interim officer position within the Corporation, and Mr. Smalley, who previously held the position of interim Chief Financial Officer within the Corporation, none of the members of the Compensation Committee is a former or current officer or employee of the Corporation or any of its subsidiaries.

Incentive Stock Compensation Plan

The Board of Directors has adopted and the Corporation’s stockholders have approved the Corporation’s Incentive Stock Compensation Plan (the “Incentive Stock Plan”). The directors believe an incentive program is an important asset in attracting and retaining qualified personnel and motivating their efforts on behalf of the Corporation and its interests.

The full text of the Incentive Stock Plan as adopted is available upon written request from the Corporation. The following discussion outlines some of the essential features of the Incentive Stock Plan, but is qualified in its entirety by reference to the full text of the Incentive Stock Plan.

All key employees of the Corporation are eligible for selection to participate in the Incentive Stock Plan. The selection of these participants is entirely within the discretion of the Compensation Committee (the “Committee”), which is a committee of the Board of Directors comprised of three or more non-employee directors. The Incentive Stock Plan is administered by the Committee, which has the exclusive right, subject to the provisions of the Incentive Stock Plan, to interpret its provisions and to prescribe, amend and rescind rules and regulations for its administration.

Under the Incentive Stock Plan, the Committee can issue stock options for Common Stock. The Corporation has reserved a total of 6,000,000 shares of Common Stock for issuance under the Incentive Stock Plan. The Committee may authorize and issue either “incentive stock options” to specified employees of the Corporation or nonqualified options to other key employees. For “incentive stock options” qualified as such under section 422 of the Internal Revenue Code, the aggregate value of the shares for which an employee may be granted options in any calendar year cannot exceed $100,000, measured by the market value at date of grant, plus any unused carryover of this annual limitation. The price of the option cannot be less than 100% of the fair market value of the shares on the date the option is granted, except as to persons who hold more than 10% of the voting power of the Corporation, in which case the option price cannot be less than 110% of fair market value. Pursuant to the terms of the plan, as amended, fair market value is to be determined by a third party appraisal.

No incentive stock option may be exercised more than ten years after it is granted. An option becomes exercisable, subject to the foregoing limitation, at such time(s) after it is granted as are set forth in the option agreement with respect to such grant. An option must be exercised within twelve (12) months of retirement, death or disability and within ninety (90) days of other termination from the Corporation.

15

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

General

The Compensation Committee is responsible for establishing a compensation plan that will enable the Corporation to compete effectively for the services of qualified officers and key employees, to give those employees appropriate incentive to pursue the maximization of long-term stockholder value and to recognize those employees’ success in achieving both qualitative and quantitative goals for the benefit of the Corporation. The Compensation Committee makes recommendations as to appropriate levels of compensation for specific individuals, as well as compensation and benefit programs for the Corporation as a whole.

Compensation Philosophy and Policy for Executive Officers

The Compensation Committee believes that executives of the Corporation should be rewarded based upon their success in meeting certain operational goals, improving these earnings and generating returns for stockholders. The Compensation Committee strives to establish levels of compensation that take these factors into account and provide appropriate recognition for past achievement and incentive for future success. The Compensation Committee recognizes that the market for executives with expertise and experience in the banking industry is very competitive. In order to attract and retain qualified executives, the Compensation Committee believes that the Corporation must offer compensation at competitive levels. In addition, the Compensation Committee believes that the Corporation’s stock incentive plan offers its executives meaningful equity participation in the Corporation’s common stock. The Compensation Committee feels that the mix of cash compensation and equity participation will be effective in stimulating the Corporation’s executives to meet both long-term and short-term goals.

The Corporation’s compensation program has two basic components: base salary and cash and equity-based incentive compensation.

Base Salary: The Corporation feels that it has been successful in attracting and retaining key executives. The Corporation believes that its compensation package has been and will continue to be instrumental in its success. The Compensation Committee endeavors to establish base salary levels for key executives that are consistent with those provided for similarly situated executives of other publicly-held financial institutions, taking into account each executive’s areas and level of responsibility.

Incentive Compensation: The Compensation Committee also recommends cash incentive compensation for executives, based upon each executive’s success in meeting qualitative and quantitative performance goals established by the Board of Directors and each executive’s superiors. Generally, bonus determinations are made on a case-by-case basis, and there is no fixed relationship between any particular performance factor and the amount of a given executive’s bonus. In 2003, bonus determinations were made based on a formula which took into account corporate performance, regional performance and personal performance. The Compensation Committee also believes that exceptional performance by an executive related to specific projects or goals set by the Board of Directors and senior management should be rewarded with special cash bonuses that are awarded from time to time as circumstances indicate. The Compensation Committee believes that this approach is better than determining bonuses on the basis of a formulary approach.

In addition to cash incentive compensation, the Corporation utilizes equity-based compensation in the form of stock options and other awards to encourage its executives to meet operational goals and maximize long-term stockholder value. Because the value of stock options granted to an executive is directly related to the Corporation’s success in enhancing its market value over time, the Compensation Committee believes that its stock option program is effective in aligning the interests of management and stockholders.

The Compensation Committee determines stock option grants and other awards valued in whole or in part by reference to or otherwise based on the Common Stock. Under the Corporation’s incentive compensation plans, specific grants are determined taking into account an executive’s current responsibilities and historical performance, as well as the executive’s perceived contribution to the Corporation’s results of operations. Awards are also used to provide an incentive to newly promoted officers at the time that they are asked to assume greater responsibilities. In evaluating award grants, the Compensation Committee will consider prior grants and shares currently held, as well

16

as the recipient’s success in meeting operational goals and the recipient’s level of responsibility. However, no fixed formula is utilized to determine particular grants. The Compensation Committee believes that the opportunity to acquire a significant equity interest in the Corporation will be a strong motivation for the executives to pursue the long-term interests of the Corporation and its stockholders and will promote longevity and retention of key executives. Information relating to stock options granted to the five most highly-compensated executive officers of the Corporation is set forth under “Executive Compensation and other Information” in this Proxy Statement.

The Compensation Committee will continue to review and evaluate compensation programs at least annually. When and where appropriate, the Compensation Committee will consult with independent compensation consultants, legal advisors and the Corporation’s independent auditors with respect to the proper design of the program toward achieving the Corporation’s objectives.

Chief Executive Officer Compensation: The Compensation Committee determines the CEO’s equity-based compensation and reports to the Board of Directors on other compensation arrangements. In addition, the Compensation Committee recommends to the Board of Directors the level of non-equity incentive compensation that is appropriate for the chief executive officer with respect to each fiscal year of the Corporation. In making such recommendation, the Compensation Committee takes into account the Corporation’s performance in the marketplace, its success in meeting strategic goals and its success in meeting monthly and annual performance goals established by the Board of Directors. Again, ultimate compensation decisions are not made in a formulary manner, but in a manner which takes into account the Corporation’s competitive position, its position in the financial markets and its ability to achieve its performance goals. The Compensation Committee believes that it is important to ensure that, if the CEO is successful in leading the Corporation to achieve the goals set by the Board of Directors, his compensation will be at a level commensurate with that of chief executive officers of similarly-situated publicly held financial institutions.

Conclusion

It is the intent of the Compensation Committee to ensure that the Corporation’s compensation programs continue to motivate its executives and reward them for being responsive to the long-term interests of the Corporation and its stockholders. The Compensation Committee will continue to review and evaluate compensation programs at least annually.

The foregoing report is submitted by the following directors of the Corporation, comprising all of the members of the Compensation Committee of the Board of Directors.

Lenny L. Hayes	John T. Moss
Neal A. Holland, Jr.	T. Gerald New, M.D.
Harold B. Jeffreys	Timothy A. Smalley
Betty B. Sims

17

PERFORMANCE GRAPH

Heritage Financial Holding Corporation – Comparison of

Cumulative Stockholder Returns

This graph compares our total shareholder returns, the NASDAQ Composite Index and the NASDAQ Bank Index. The graph assumes $100 was invested at the time of the Corporation’s formation at the initial offering price of the Corporation’s common stock, in the Corporation and each of the indices.

COMPARISON OF CUMULATIVE TOTAL RETURN
THE CORPORATION, NASDAQ COMPOSITE INDEX
AND NASDAQ BANK INDEX
DECEMBER 31, 2000, 2001, 2002, 2003
$160.00
$150.00
$140.00
$130.00
$120.00
$110.00
$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
December 31, 2000
December 31, 2001
December 31, 2002
December 31, 2003
The Corporation
NASDAQ Composite Index
NASDAQ Bank Index

VALUE OF INITIAL $100 INVESTMENT	12/31/00	12/31/01	12/31/02	12/31/03

The Corporation	$100.00	$ 91.30	$82.60 (1)	$35.21 (2)
NASDAQ Composite Index	$100.00	$ 79.40	$54.06	$81.09
NASDAQ Bank Index	$100.00	$110.00	$115.05	$149.48

(1)
Value shown is based upon reported trade prices of $9.50 at December 31, 2002. The Corporation is not listed on any exchange and there is no organized trading market for the shares of its common stock. When shares are traded, they are traded in privately negotiated transactions. Management has reviewed the limited information available to the Corporation as to the prices at which shares of the Corporation’s common stock have been sold, for purposes of setting forth the per share prices in the table. In March 2003, the Corporation obtained an appraisal of the fair market value of the common stock of the Corporation in connection with certain employee benefit plans, which appraisal estimated the fair market value at December 31, 2002 to be $3.34. If a value of $3.34 per share was used in the table, the value reflected in the 12/31/02 column for the Corporation would be $29.04.

(2)	Value shown is the appraised fair market value of the common stock of the Corporation of $4.05 per share as of December 31, 2003.

INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Porter Keadle Moore, LLP examined our financial statements for the fiscal year ended December 31, 2003, and the Board of Directors has appointed Porter Keadle Moore, LLP as our independent

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auditors for the fiscal year ending December 31, 2004. A representative of Porter Keadle Moore, LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

On July 31, 2003, the Corporation filed an amended Form 8-K regarding the dismissal of Schauer Taylor Cox Vise Morgan & Fowler, P.C. (“Schauer Taylor”), as its independent accountants. The Corporation dismissed Schauer Taylor on July 9, 2003, and appointed Porter Keadle Moore, LLP (“PKM”), as its new independent accountants on the same date, effective immediately. This determination followed the Corporation’s decision to seek proposals from independent accountants to audit the Corporation’s financial statements for the fiscal year ending December 31, 2003. The decision to dismiss Schauer Taylor and to retain PKM was approved by the Corporation’s Audit Review Committee on July 9, 2003. Schauer Taylor’s report on the Corporation’s 2002 financial statements was issued earlier in February, 2003, in conjunction with the filing of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2002.

During the Corporation’s fiscal years ended December 31, 2002 and 2001, and the interim period from January 1, 2003 through July 8, 2003, there were no disagreements between the Corporation and Schauer Taylor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Schauer Taylor’s satisfaction, would have caused Schauer Taylor to make reference to the subject matter of the disagreement in connection with its reports.

The audit reports of Schauer Taylor on the consolidated financial statements of the Corporation and subsidiaries as of and for the fiscal years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Corporation’s fiscal years ended December 31, 2002 and 2001 and the interim period from January 1, 2003 through July 8, 2003.

During the Corporation’s most recent fiscal years ended December 31, 2002 and 2001, and the interim period from January 1, 2003 through July 8, 2003, the Corporation did not consult with PKM regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Fees

Due to the change in the Corporation’s independent accountants during 2003, the fees charged for 2003 include fees paid to both Porter Keadle Moore, LLP and Schauer Taylor Cox Vise Morgan & Fowler, P.C. Porter Keadle Moore, LLP performed certain services during 2002 prior to being named the Corporation’s independent accountants, and the fees for those services are not included in the table below.

	2003	2002

(1) Audit Fees	$394,127	$196,351
(2) Audit-related fees (a)	23,587	5,424
(3) Tax fees (b)	35,455	14,851
(4) All other fees (c)	14,975	45,119

(a) Audit-related fees were primarily related to collateral verification testing, testing of management’s assertions regarding internal controls in accordance with FDICIA and various discussions regarding accounting issues.
(b) Tax fees consisted of tax compliance, review of tax returns and tax consulting fees.
(c) All other fees consist of fees billed for services other than audit fees, audit-related fees, and tax fees.

The Audit Review Committee has considered whether the provision of the services covered by “All Other Fees” is compatible with maintaining the principal accountant’s independence and determined that such provision of services is so compatible. Our Audit Review Committee pre-approves all services provides by our principal independent accountant. The Chairman of our Audit Review Committee, R. Jeron Witt, has the authority to pre-approve any such services outside of a Committee meeting, provided that he describes the services he has pre-approved at the next Committee meeting.

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2003 AUDIT REVIEW COMMITTEE REPORT

The Audit Review Committee has reviewed and discussed the audited financial statements for fiscal year ended December 31, 2003, with management of the Corporation. The Audit Review Committee discussed with the Corporation’s independent auditors the overall scope and plans for their audit. The Audit Review Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards, No. 61, Communications with Audit Committee, as may be modified or supplemented. The Audit Review Committee has received written disclosure and the letter from the independent accountants required by Independence Standards Board, Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented, and has discussed with the independent accountant the independent accountant’s independence. After reviewing and discussing the foregoing, the Audit Review Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 to be filed with Securities and Exchange Commission.

Lenny L. Hayes	Timothy A. Smalley
R. Jeron Witt (Chair)

STOCKHOLDER PROPOSALS FOR
NEXT ANNUAL MEETING OF STOCKHOLDERS

Stockholders’ proposals intended to be presented at the 2005 Annual Meeting of Stockholders must be received by the Corporation no later than December 27, 2004, to be considered for inclusion in the Corporation’s Proxy Statement and form of proxy for that meeting. A stockholder of the Corporation may wish to have a proposal presented at the annual meeting of stockholders to be held in 2005, but not to have such proposal included in the Corporation’s Proxy Statement and form proxy relating to that meeting. If notice of any such proposal is not received by the Corporation at the address appearing on the first page of this Proxy Statement by March 11, 2005, then the Corporation will not address the proposal in its Proxy Statement relating to that meeting, and all proxies solicited and received by the Board of Directors will be deemed to have confirmed discretionary authority to vote on any such proposal.

EXHIBITS AVAILABLE UPON REQUEST

The Corporation is furnishing simultaneously with this Proxy Statement a copy of its Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2003, including financial statements, schedules and exhibits. The Corporation, however, is not furnishing certain exhibits related to the Annual Report. The Corporation will furnish for a reasonable charge a copy of each of the aforementioned exhibits to any record or beneficial owner of Common Stock as of April 15, 2004. Any such request should be in writing and addressed to the following:

Mr. William M. Foshee
Heritage Financial Holding Corporation
Post Office Box 2255
Decatur, Alabama 35609

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OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors of the Corporation does not know of any business which will be presented for consideration at the Annual Meeting other than that specified herein and in the Notice of Annual Meeting of Stockholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgments on such matters.

Please SIGN, DATE and RETURN the enclosed Proxy promptly.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Bingham D. Edwards
Bingham D. Edwards
Secretary
Decatur, Alabama
April 23, 2004

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REVOCABLE PROXY

HERITAGE FINANCIAL
HOLDING CORPORATION

PROXY	PROXY

ANNUAL MEETING OF STOCKHOLDERS
MAY 25, 2004

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS

The undersigned hereby appoints Timothy A. Smalley and Bingham D. Edwards, and each of them, with several full power of substitution and ratification, attorneys-in-fact and Proxies of the undersigned to vote all the shares of Common Stock, par value $.01 per share, of Heritage Financial Holding Corporation which the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders to be held at the Decatur Utilities Auditorium, 1002 Central Parkway, Decatur, Alabama, on Tuesday, May 25, 2004, at 4:00 p.m. Central Daylight Time, and at any and all adjournment thereof:

1.
ELECTION OF DIRECTORS. To elect as directors the following individuals, each to serve a term to expire at the annual meeting of stockholders held the year indicated below or until their respective successors are elected and qualified:

Term expiring in 2007	John T. Moss	Betty B. Sims
	T. Gerald New, M.D.	R. Jeron Witt

Term expiring in 2005	Larry R. Mathews

[ ] FOR	[ ] WITHHOLD	[ ] FOR ALL EXCEPT________________

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided.

2.	RATIFICATION OF THE APPOINTMENT OF PORTER KEADLE MOORE, LLP AS INDEPENDENT AUDITORS OF THE CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2004.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.	In their discretion, to act upon any matters incidental to the foregoing and such other business as may properly come before the Annual Meeting or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR ALL PROPOSALS. Any stockholder who wishes to withhold the discretionary authority referred to in Item 3 above should mark a line through the entire Item 3.

DATED ___________, 2004

Signature(s)

(Please sign exactly and as fully as your name appears on your stock certificate. If shares are held jointly, each stockholder should sign.)

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

APPENDIX A

Adopted April 8, 2003
HERITAGE FINANCIAL HOLDING CORPORATION
AMENDED AND RESTATED
AUDIT REVIEW COMMITTEE CHARTER

FUNCTION OF THE COMMITTEE

The role of the Committee, acting on behalf of the Board of Directors (the “Board”) is to (a) assist the Board in its oversight of (i) the integrity of Heritage Financial Holding Corporation’s (the “Company”) financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the outside auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and outside auditors; and (b) prepare the report that Securities and Exchange Commission rules require be included in the Company’s annual proxy statement. The Committee may also have such other duties as may from time to time be specifically delegated to the Committee by the Board.

While the Committee has the powers and responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in compliance with generally accepted accounting principles, which is the responsibility of management and the outside auditor.

In its oversight role, the Committee may investigate any matter brought to its attention concerning accounting, financial reporting, internal control and audit practices of the Company and shall have full access to Company books, records and personnel.

COMPOSITION OF THE COMMITTEE

REQUIREMENTS. The Committee will consist of at least three (3) Board members, with the exact number and selection of members to be determined by the Board. No member of the Committee may be an officer or employee of the Company or its subsidiaries, and each member of the Committee must be, in the opinion of the Board, free of any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities as a Committee member. In determining independence, the Board will observe the requirements of the Securities Exchange Act of 1934, as amended. No member of the Committee may receive any consulting, advisory or other compensatory fee from the Company.

Each member of the Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement at the time of their appointment to the Committee.

At least one (1) member of the Committee shall be an “audit committee financial expert” as defined by the Securities and Exchange Commission.

APPOINTMENT. The Board will appoint the members of the Committee. The Board will, or will delegate to the members of the Committee the responsibility to, appoint a Chairman of the Committee. The Chairman of the Committee will, in consultation with the other members of the Committee, the Company's outside auditors and the appropriate officers of the Company, be responsible for calling meetings of the Committee, establishing an agenda therefor and supervising the conduct thereof.

OUTSIDE AUDITOR

The Committee shall have sole authority to appoint, retain, discharge and replace the outside auditor. Alternatively, the Committee may nominate the outside auditor to be proposed for stockholder approval in any proxy statement. The Committee shall be directly responsible for the compensation and oversight of the work of the outside auditor (including resolution of disagreements between management and the outside auditor regarding

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financial reporting) for the purpose of preparing or issuing an audit report or related work. Additionally, the Committee shall ensure that audit services are billed appropriately, either to the Company or to the Bank, based on the nature of the services and the entity for which such services are performed. The outside auditor shall report directly to the Committee.

INTERNAL AUDITOR

The Committee shall have the authority, in conjunction with the appropriate officers of the Company, to appoint, retain, discharge and replace the internal auditor of the Company. Any discharge or replacement of the internal auditor must be pre-approved by the Committee. The Committee shall receive regular reports from the internal auditor regarding any audit problems or difficulties, and shall meet separately with the internal auditor, outside the presence of management, at least two (2) times per year. The Committee shall be directly responsible for oversight of the work of the internal auditor (including resolution of disagreements between management and the internal auditor regarding financial reporting). The Committee may, in conjunction with the appropriate officers of the Company, decide to outsource the independent audit function; provided, however, that the internal audit function shall be separate and segregated from the Company’s outside audit function, and the internal auditor shall have no direct relationship or other connection with the Company’s outside auditor.

RESPONSIBILITIES OF THE COMMITTEE

The Committee will:

1)
Select Outside Auditors: Exercise sole authority over the appointment, retention, discharge or replacement of the outside auditors to be retained by the Company (or nominated for stockholder approval), each of which outside auditors shall be a registered public accounting firm as and when required by the Securities Exchange Act of 1934 and/or the rules and regulations promulgated thereunder. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any outside auditors and/or registered public accounting firm employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such outside auditor and/or registered public accounting firm shall report directly to the Committee.

2)
Preapproval of Audit and Non-Audit Services. Preapprove, consistent with the requirements of Section 10A of the Securities Exchange Act of 1934, as amended, and any rules and regulations promulgated thereunder, all auditing services and non-audit services provided to the Company by its outside auditors, other than such non-audit services as are prohibited to be performed by the outside auditors pursuant to such Section 10A as amended and other than as provided in the de minimus exception set forth in Section 10A as amended. The following non-audit services are not to be provided by the outside auditors: bookkeeping or other services related to the accounting records or financial statements of the Company; financial information systems design and implementation; appraisal or valuation services, fairness opinions, or contribution in kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, investment adviser, or investment banking services; and legal services and expert services unrelated to the audit. The Committee may delegate to one or more designated members of the Committee the authority to grant the required preapprovals, provided that the decisions of any member(s) to whom such authority is delegated to preapprove an activity shall be presented to the full Committee at each of its scheduled meetings. The Committee shall review a listing of all audit and non-audit services provided by the outside auditor at least annually in order to ensure proper attribution of service charges to the Company or to the Bank.

3)
Review Independence of Outside Auditors: In connection with selecting the firm to be retained as the Company's outside auditors, review the information provided by the outside auditors relating to the independence of such firm, including, among other things, information related to the non-audit services provided and expected to be provided by the outside auditors. The Committee is responsible for (1) ensuring that the outside auditor submits on a periodic basis to the Committee a

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formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1, a copy of which is attached hereto, (2) actively engaging in dialogue with the outside auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the outside auditor and (3) taking appropriate action to oversee the independence of the outside auditor. The Committee shall consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the lead audit partner or the outside auditor on a regular basis.

4)	Evaluate annually the performance of the outside auditors, including their effectiveness, objectivity and independence.

5)	Evaluate annually the performance of the inside auditor, including their effectiveness, objectivity and ability to operate independently of management.

6)
Obtain and review from the outside auditors, at least annually, a report which describes: (i) the Company’s quality control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review of the auditing firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years (and the steps taken to deal with such issues); and (iii) all relationships between the outside auditor and the Company.

7)
Receive and review from the outside auditor reports of the following information as and when required by Section 10A(k) of the Securities Exchange Act of 1934: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the outside auditors; and (iii) other material written communications between the outside auditors and the management of the Company, such as any management letter or schedule of unadjusted differences.

8)
Review the outside auditor’s overall scope and focus of the annual and interim audits, as well as the scope of review of unaudited quarterly information. The Committee should receive and review all audit reports.

9)
Review and discuss the results of the audit and the audited financial statements with Company management and the outside auditors. Discussions shall include the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and other matters as required by Statement of Auditing Standards No. 61. The Committee should review the Company’s significant accounting principles, sensitive estimates, reserves, accruals, judgmental areas, and audit adjustments, both recorded and unrecorded. Additionally, such discussions shall include other matters that either the Committee or the outside auditors deem appropriate.

10)
Review with the outside auditor any audit problems or difficulties and management’s response, including any restrictions on the scope of the outside auditor’s activities or on access to requested information, and any significant disagreements with management. This review shall also include discussion of the responsibilities, budget and staffing of the Company’s internal audit function.

11)
Review all major financial reports in advance of filing, including the Form 10-K and Forms 10-Q. Review earnings release prior to issuance if there are significant issues to be reported. Review and discuss earnings releases, and financial information and earnings guidance provided to analysts and ratings agencies.

12)
Take such actions as are reasonably necessary to be in a position to issue, and to issue, an annual report to be included in the Company’s proxy statement as required by the Securities and Exchange Commission.

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13)
Review and discuss the Company’s policies on risk assessment and management, including the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

14)	Review and discuss with Company management and outside auditors the quality of and compliance with the Company’s internal controls that affect key financial statement issues and risks.

15)
Review and discuss with Company management, outside auditors and corporate counsel any SEC or other significant regulatory inquiries and examinations, including findings, recommendations and management responses.

16)	Discuss with Company management and corporate counsel any legal matters that may have a significant impact on the Company’s financial statements.

17)	Meet separately, at least quarterly, with Company management, the internal auditors of the Company and the outside auditors of the Company.

18)
Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

19)
Determine appropriate funding, to be provided by the Company, for payment of compensation (i) to the outside auditors employed by the Company for the purpose of rendering or issuing an audit report; and (ii) to any advisers employed by the Committee.

20)	Set clear hiring policies for employees or former employees of the outside auditors.

21)	Self-assess the performance of the Committee.

22)
Report regularly to the Board on the activities of the Committee and review with the full Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s outside auditors, or the performance of the internal audit function.

MEETINGS OF THE COMMITTEE

The Committee shall conduct regular meetings, and special meetings should be called as circumstances require, in order to comply with its responsibilities as set forth herein. The Committee may request any officer or employee of the Company or the Company's outside legal counsel or outside auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee may meet with management, the outside auditors and others in separate private sessions to discuss any matter that the Committee, management, the outside auditors or such other persons believes should be discussed privately.

The Committee shall provide for adequate documentation of all Committee meetings, in order to maintain an accurate and complete record of Committee proceedings.

CONSULTANTS

The Committee may retain, at such times and on such terms as the Committee determines in its sole discretion and at the Company's expense, special legal, accounting or other consultants to advise and assist it in complying with its responsibilities as set forth herein.

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ANNUAL REPORT

The Committee will prepare, with the assistance of management, the outside auditors and outside legal counsel, a report for inclusion in the Company's proxy or information statement relating to the annual meeting of security holders at which directors are to be elected that complies with the requirements of the federal securities laws.

ANNUAL REVIEW OF CHARTER

The Committee will review and reassess, with the assistance of management, the outside auditors and outside legal counsel, the adequacy of the Committee's charter at least annually.

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APPENDIX B

HERITAGE FINANCIAL HOLDING CORPORATION
COMPENSATION COMMITTEE CHARTER

Organization

There shall be a committee of the board of directors to be known as the compensation committee. The committee shall be composed of six (6) directors who are independent as defined by the Securities and Exchange Commission. A single non-independent director may serve on the committee for not more than two (2) years if exceptional and limited circumstances exist. All of the members must qualify as “non-employee” directors within the meaning of Rule 16b-3 under the Securities and Exchange Act of 1934, as amended, and must meet the “outside director” requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

The board of directors shall appoint one committee member as chairperson. The chairperson will be responsible for scheduling and presiding over meetings, preparing agendas and reporting to the board.

Statement of Policy

The role of the compensation committee, acting on behalf of the board of directors, is to discharge the board’s responsibilities relating to compensation of the corporation’s executives, and to produce an annual report on executive compensation for inclusion in the corporation’s proxy statement, in accordance with applicable rules and regulations of the Securities and Exchange Commission. The compensation committee sets the compensation of the executive officers and certain key employees of the corporation and is responsible for establishing a compensation plan that will enable the corporation to compete effectively for the services of qualified officers and key employees, to give those employees appropriate incentive to pursue the maximization of long-term stockholder value and to recognize those employees’ success in achieving both qualitative and quantitative goals for the benefit of the corporation. The committee may also have other duties as assigned to it by the board.

Responsibilities

The primary responsibilities of the committee are as follows:

(1)
Review the performance of the officers of the corporation, establish or approve the annual salary and bonus amounts for all officers of the corporation, and review other matters relating to compensation of the corporation’s executive officers. The committee shall make determinations as to appropriate levels of compensation for specific individuals, as well as compensation and benefit programs for the corporation as a whole. The committee shall make determinations of executive compensation based upon the executive’s success in meeting certain operational goals, improving earnings and generating returns to stockholders and based upon appropriate recognition for past achievement and incentive for future success. The committee shall establish base salary levels for key executives that are consistent with those provided for similarly situated executives of other publicly held financial institutions, taking into account each executive’s areas and level of responsibility. The committee shall establish cash incentive compensation for executives based upon each executive’s success in meeting qualitative and quantitative performance goals established by the board or the committee and by each executive’s superiors.

(2)
Review and approve corporate goals and objectives relevant to compensation of the chief executive officer, evaluate the chief executive officer’s performance in light of those goals and objectives, and set the chief executive officer’s compensation level based on this evaluation and the factors for setting executive compensation generally as set forth in item (1).

(3)
Make recommendations to the board of directors with respect to the corporation’s incentive-compensation plans and equity-based plans. The committee, in making its recommendations and determinations, shall utilize equity-based compensation in the form of stock options and other awards to encourage the corporation’s executives to meet operational goals and maximize long-term stockholder value.

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(4)
Determine stock option grants and other awards to the corporation’s executives and key employees, with specific grants determined by taking into account an executive’s current responsibilities and historical performance, as well as the executive’s perceived contribution to the corporation’s results of operations. Awards may also be used to provide an incentive to newly promoted officers at the time that they are asked to assume greater responsibilities. In evaluating award grants, the committee will consider prior grants and shares currently held, as well as the recipient’s success in meeting operational goals and the recipient’s level of responsibility.

(5)	Review and evaluate compensation programs of the corporation at least annually.
(6)
Commission any necessary studies or surveys concerning the levels of executive compensation payable in the corporation’s industry or in other related industries. When and where appropriate, the committee will consult with and obtain recommendations from independent compensation consultants, legal advisors and the corporation’s independent auditors with respect to the proper design of its compensation programs toward achieving the corporation’s objectives. If the committee or the board of directors elects to have a compensation consultant to assist in the evaluation of executive compensation, the committee shall have and exercise sole authority to retain and terminate such consulting firm, including sole authority to approve such consulting firm’s fees and other retention terms.

(7)	Make compensation decisions in a manner which takes into account the corporation’s competitive position, its position in the financial markets and its ability to achieve its performance goals.
(8)	Prepare the reports on executive compensation and option repricings required by Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission.
(9)	Self-assess the performance of the compensation committee.
(10)	Report regularly to the board of directors on the activities of the committee.

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APPENDIX C

HERITAGE FINANCIAL HOLDING CORPORATION
NOMINATING COMMITTEE CHARTER

Organization

There shall be a committee of the board of directors to be known as the nominating committee. The committee shall be composed of four (4) directors who are independent as defined by the Securities and Exchange Commission. A single non-independent director may serve on the committee for not more than two (2) years if exceptional and limited circumstances exist.

The board of directors shall appoint one committee member as chairperson. The chairperson will be responsible for scheduling and presiding over meetings, preparing agendas and reporting to the board.

Statement of Policy

The role of the nominating committee is to (a) identify individuals qualified to become members of the board of directors of the corporation and to select, or to recommend to the board to select, the director nominees for the next annual meeting of shareholders, (b) make recommendations to the board regarding director compensation, and (c) develop and recommend to the board a set of corporate governance principles appropriate for the corporation and consistent with the guidelines and requirements of the Securities and Exchange Commission and the applicable exchange with which the corporation’s stock is listed. The committee shall assist the board in the evaluation of the overall effectiveness of the Board and in the review and consideration of developments in corporate governance practices. The committee may also have other duties as assigned to it by the board.

Responsibilities

The primary responsibilities of the committee are as follows:

(1)	Oversee the evaluation of the board of directors and management of the corporation;
(2)
Develop criteria for the selection of new directors and nominees for vacancies on the board, which criteria shall be designed to develop a board which provides management with experienced and seasoned advisors in fields related to current or future business directions of the corporation who possess the mix of skills and other qualities to assure appropriate board composition, taking into account the current board members and the specific needs of the corporation and the board;

(3)	Develop procedures for reviewing potential nominees to the board proposed by shareholders;
(4)
Recommend to the board qualified candidates for the board who bring the backgrounds, knowledge, experience, skill sets and experience that would strengthen the board. The committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms;

(5)
To review the suitability for continued service as a director of each board member when he or she has a significant change in status, such as an employment change, and recommending to the board whether to re-nominate such director and whether to consider and accept resignation if necessary;

(6)	To review periodically the size of the board and recommend to the board changes as appropriate;
(7)	To establish and review policies pertaining to the roles, responsibilities, retirement age, tenure and removal of directors;
(8)	To review periodically director compensation and recommend to the board changes as appropriate;
(9)	To develop and review periodically a process for and to conduct an evaluation of the effectiveness of the board as a whole and of its committees;
(10)
Develop and review periodically the corporation’s corporate governance guidelines to assure that they comply with the requirements and guidelines of the Securities and Exchange Commission, and are appropriate for the corporation;

(11)	Assist the board in achieving compliance with the corporation’s corporate governance guidelines;

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(12)	Self-assess the performance of the nominating and governance committee;
(13)	Report regularly to the board of directors on the activities of the committee.

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APPENDIX D
CODE OF ETHICS

Heritage Financial Holding Corporation

Subject:	Date:
Conflict of Interest	April 2004

A conflict of interest can arise whenever an officer or employee, or member of his or her family, has an interest, direct or indirect, in an entity dealing with the Corporation, and the interest is of such an extent or nature that his or her decisions might be affected or determined by it. Each officer and employee is expected to manage personal and business affairs so as to avoid situations that might lead to conflict, or even an appearance of conflict, between the officer’s or employee’s self-interest and his or her duty to the Corporation. All officers and employees are expected to disclose in advance to their immediate supervisors and the CEO the existence of any situation which might give rise to a conflict of interest.

To avoid conflict of interest, either real or perceived, an employee should never use his or her position in the organization, directly or indirectly, for personal gain, to advance personal interests, or to obtain favors or benefits personally, for a family member, or for any other person.

Employees should avoid any situation that involves or may involve a conflict between their personal interest and the interest of the Corporation. As in all other facets of their duties, employees dealing with customers, suppliers, contractors, competitors or any person doing or seeking to do business with the Corporation are to act in the best interest of the Corporation. Each employee shall make prompt and full disclosure in writing to his or her manager of any potential situation, which may involve a conflict of interest. Such conflicts include:

•	Ownership by employee or by a member of their family of a significant interest in any outside enterprise, which does or seeks to do business with or is a competitor of the Corporation.

•
Serving as a director, officer, partner, consultant, or in the managerial or technical capacity with an outside enterprise, which does or is seeking to do business with or is a competitor of the Corporation. Only the CEO of the Corporation can approve exceptions to this.

•	Acting as a broker, finder, go-between or otherwise for the benefit of a third party in transactions involving or potentially involving the Corporation or its interests.

•
Any other arrangements or circumstances, including family or personal relationships, which might dissuade the employee from acting in the best interest of the Corporation. This would include making or servicing loans to a family member.

Compliance:

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Any violation of this policy will subject the employee to administrative disciplinary action, which may include immediate discharge. Any Corporation employee having knowledge of any violation of the policy shall promptly report such violation to the appropriate level of management. Each Corporation officer is responsible for compliance in his or her area of responsibility. Questions concerning any aspect of this policy should be referred to the Human Resources Department.

The Corporation intends to respect the privacy of each employee’s outside business and personal interests, as long as they do not conflict with the Corporation’s best interests. However, the Corporation’s reputation is dependent upon public trust and confidence in the complete integrity of each of its employees.

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Heritage Financial Holding Corporation

Subject:	Date:
Business Activities/Outside Employment	April 2004

No officer or employee shall have any business or investment activity or interest which will:

•	Encroach on the time or attention which should be devoted to Corporation activities;

•	Adversely affect the quality of worked performed;

•	Compete, directly or indirectly, with the Corporation’s activities or create the inference thereof;

•	Involve any significant use of the Corporation’s personnel, equipment, supplies, or facilities;

•	Imply sponsorship or support by the Corporation on behalf of such interest, employment, activity, or organization; or

•	Adversely affect, directly or indirectly, the good name of the Corporation.

All employees at officer level and above upon being hired, at their annual review time, and at the time of occurrence, will be required to divulge in writing if they are involved in any outside business or investment activity.

Employees should seek guidance and/or approval from their supervisor before engaging in any activity that might be construed as prohibited.

(See also policy: Conflict of Interest)

D-3

Heritage Financial Holding Corporation

Subject:	Date:
Gifts and Gratuities	April 2004

In accordance with the Bank Bribery Act, the following rule applies:

Officers, directors, and employees of Heritage Financial Holding Corporation shall not ask, demand, accept, receive, or agree to receive anything of value for themselves or any other person or entity, other than the Corporation, from any person, persons, or entity for or in connection with any transaction or business with the Corporation.

Personal gifts of nominal value (generally considered $50 or less) given as a token of friendship on special occasions such as Christmas or a promotion may be accepted. Good judgment and avoidance of the possible appearance of impropriety should be a guide in determining what constitutes “nominal” value.

Where there is a question, the department head, City President or CEO should be consulted.

(See also policy: Conflict of Interest)

D-4

Heritage Financial Holding Corporation

Subject:	Date:
Personal Conduct	April 2004

Employees are expected to reflect favorably on Heritage Financial Holding Corporation through their demonstrated personal integrity, job demeanor, and personal appearance, including their customer relations, and the avoidance of behavior which is offensive, or infringes on the rights of others.

All officers and employees of the Corporation are expected to understand, respect and comply with all of the laws, regulations, policies and procedures that apply to them in their position with the Corporation. Employees are responsible for talking to their manager or compliance officer to determine which laws, regulations and Corporation policies apply to their position and what training is necessary to understand and comply with them.

It is extremely important that each employee conduct himself or herself in a manner that avoids any unethical or illegal act, or even the appearance of such an act. Any employee whose personal affairs reflect unfavorably on the Corporation, or whose conduct causes the Corporation to lose confidence in the employee’s ability to satisfactorily perform the job, or whose image may reflect upon the integrity of the Corporation, may be subject to disciplinary action up to and including dismissal.

Any proven dishonest act involving the Corporation will result in the employee’s immediate termination, and any fraudulent act will be reported to the appropriate law enforcement and regulatory agencies.

D-5

Heritage Financial Holding Corporation

Subject:	Date:
Public Company Reporting; Financials	April 2004

Public Company Reporting

As a public company, it is of critical importance that the Corporation’s filings with the Securities and Exchange Commission be accurate and timely. Depending on their position with the Corporation, an employee, officer or director may be called upon to provide necessary information to assure that the Corporation’s public reports are complete, fair and understandable. The Corporation expects employees, officers and directors to take this responsibility very seriously and to provide prompt accurate answers to inquiries related to the Corporation’s public disclosure requirements.

Financial Statements and Other Records

All of the Corporation’s books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Corporation’s transactions and must conform both to applicable legal requirements and to the Corporation’s system of internal controls. Unrecorded or “off the books” funds or assets should not be maintained unless permitted by applicable law or regulation.

D-6